UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

June 03, 2004
(Date of earliest event reported)

Integrated Data Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-31729	23-2498715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 W. Ridge Pike, Suite C-106 Conshocken, Pennsylvania	19428-1192
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   610-825-6224

Item 2. Acquisition or Disposition of Assets.

On June 03, 2004 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated June 03, 2004

Exhibit 99.2. Agreement and Plan of Merger

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Data Corp. (Registrant)
June 03, 2004 (Date)	/s/ DAVID C. BRYAN David C. Bryan President and CEO